UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2010

Cardica, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	000-51772	94-3287832
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Saginaw Drive, Redwood City, CA	94063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 364-9975

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into A Material Definitive Agreement.
On November 11, 2010, a Fourth Amendment to Lease was executed and delivered by Cardica, Inc. (“Cardica”) and HCP LS REDWOOD CITY, LLC (the “Landlord”), which is effective as of November 11, 2010 (the “Amendment”). The Amendment amends Cardica’s current lease (as amended to date, excluding the Amendment, the “Lease”). Pursuant to the Amendment, the term of the Lease is extended four years, through August 31, 2015. In connection with extended lease term, Cardica no longer has the one time right of first offer with respect to a portion of the building, consisting of approximately 10,000 rentable square feet. In addition to extending the term of the Lease, the Amendment granted Cardica an improvement allowance of $5.00 per rentable square foot of the premises (equal to a total of $148,070) to be used by Cardica in connection with the construction of alterations and refurbishment of improvements in the premises, and set forth the base rent during the extended term, which base rent is $51,824.50 per month from January 1, 2011 through December 31, 2011, $53,305.20 per month from January 1, 2012 through December 31, 2012, $55,378.18 per month from January 1, 2013 through December 31, 2013, $59,228.00 per month from January 1, 2014 through December 31, 2014, and $62,189.40 per month from January 1, 2015 through August 31, 2015. In addition, under the Amendment, the Landlord granted Cardica an option to further extend the Lease for a period of two years beyond August 31, 2015 (the “Option Term”) and set forth the method of determination of the annual rent payable by Cardica during the Option Term. Further, effective as of January 1, 2011, the amount of the letter of credit required to be maintained by Cardica under the Lease shall be reduced from $150,000 to $100,000. Except as set forth in the Amendment, the Lease remains in full force and effect. The Amendment is filed as 10.30 to this report, and the description of the material terms of the Amendment is qualified in its entirety by reference to such exhibit.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At Cardica’s 2010 Annual Meeting of Stockholders held on November 9, 2010 (the “Annual Meeting”), Cardica’s stockholders, upon the recommendation of Cardica’s Board of Directors (the “Board”), approved an amendment to the Cardica, Inc. 2005 Equity Incentive Plan (the “2005 Plan”) to increase the number of shares of Cardica’s Common Stock, par value $0.001 (“Common Stock”), authorized for issuance under the 2005 Plan by 500,000 shares of Common Stock (the “2010 Amendment”).
The 2005 Plan, which provides for the grant of incentive stock options, nonstatutory stock options, stock purchase awards, stock bonus awards, stock appreciation rights, stock unit awards and other forms of equity compensation that may be granted to Cardica’s employees, non-employee directors and consultants, was initially was adopted by the Board on October 13, 2005 and approved by Cardica’s stockholders on December 27, 2005. The 2005 Plan was previously amended by the Board on September 29, 2006, October 10, 2007, August 13, 2008 and October 1, 2009, which amendments were approved by Cardica’s stockholders on November 8, 2006, November 14, 2007, November 19, 2008 and November 11, 2009, respectively. The 2010 Amendment was adopted by the Board on September 22, 2010, subject to stockholder approval. A more complete description of the 2005 Plan may be found in Cardica’s definitive proxy statement, filed with the Securities and Exchange Commission on October 15, 2010 (the “Proxy Statement”). That summary and the foregoing description are qualified in their entirety by reference to the text of the 2005 Plan, as amended, which is filed as Exhibit 10.2 hereto and incorporated into this Item 5.02 by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Annual Meeting, the stockholders of Cardica, upon the recommendation of the Board, approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to increase Cardica’s authorized number of shares of Common Stock from 45,000,000 shares to 65,000,000 shares. The increase in Cardica’s authorized number of shares of Common Stock was effected pursuant to a Certificate of Amendment of Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”), filed with the Secretary of State of the State of Delaware on November 9, 2010 and November 15, 2010. A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and is incorporated into this Item 5.03 by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting held on November 9, 2010, the Company’s stockholders approved the four proposals listed below, which proposals are described in detail in the Proxy Statement. The final votes on the proposals presented at the Annual Meeting are as follows:
Proposal 1:
Each of Bernard A. Hausen, M.D., Ph.D., Kevin T. Larkin, Richard P. Powers, Jeffrey L. Purvin, John Simon, Ph.D. and William H. Younger, Jr. was elected as a director to hold office until the 2011 Annual Meeting of Stockholders and until his successor is elected and has qualified, or, if sooner, until the director’s death, resignation or removal by the following vote:

	Votes	Votes	Broker
Nominee	For	Withheld	Non-Votes
Bernard A. Hausen, M.D., Ph.D.	12,516,157	165,292	7,497,799
Kevin T. Larkin	12,441,868	239,581	7,497,799
Richard P. Powers	12,513,773	167,676	7,497,799
Jeffrey L. Purvin	12,438,781	242,668	7,497,799
John Simon, Ph.D.	12,517,367	164,082	7,497,799
William H. Younger, Jr.	12,442,875	238,574	7,497,799
Proposal 2:
The proposal to approve the 2010 Amendment to the 2005 Plan as described in Item 5.02 above was approved by the following vote:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
12,026,893	601,164	53,392	7,497,799
Proposal 3:
The proposal to approve an amendment to the Charter to increase Cardica’s authorized number of shares of Common Stock as described in Item 5.03 above was approved by the following vote:

Votes	Votes
For	Against	Abstentions
19,158,672	942,278	78,298
Proposal 4:
The proposal to ratify the selection by the audit committee of the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011 was ratified by the following vote:

Votes	Votes
For	Against	Abstentions
19,928,667	176,378	74,203
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1(1)	Certificate of Amendment of Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on November 9, 2010.

3.2	Certificate of Correction of Certificate of Amendment of Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on November 15, 2010.

10.2	Cardica, Inc. 2005 Equity Incentive Plan, as amended effective November 9, 2010.

10.30	Fourth Amendment to Lease dated November 11, 2010.

(1)	Filed as an exhibit to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 15, 2010 and incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardica, Inc. (Registrant)
Date: November 15, 2010	/s/ Robert Y. Newell
Robert Y. Newell, Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description
3.1(1)	Certificate of Amendment of Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on November 9, 2010.

3.2	Certificate of Correction of Certificate of Amendment of Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on November 15, 2010.

10.2	Cardica, Inc. 2005 Equity Incentive Plan, as amended effective November 9, 2010.

10.30	Fourth Amendment to Lease dated November 11, 2010.

(1)	Filed as an exhibit to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 15, 2010 and incorporated herein by reference.